EXHIBIT 24.1

                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gerardo Canet, John W. Hlywak, Jr. and Claude E. White, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of an aggregate of 200,000 shares of Common Stock of INTEGRAMED AMERICA, INC. pursuant to the IntegraMed America, Inc. Profit Sharing and 401(k) Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 14, 1999

                  Signature                               Title
/s/Gerardo Canet
------------------------------------
Gerardo Canet                                Chairman of the Board, President
                                             and Chief Executive Officer
                                             (principal executive officer)
                                             and Director

/s/John W. Hlywak, Jr.
------------------------------------
John W. Hlywak, Jr.                          Sr. Vice President and
                                             Chief Financial Officer
                                             (principal financial and
                                             accounting officer)
/s/M. Fazle Husain
------------------------------------
M. Fazle Husain                              Director

/s/Michael J. Levy
------------------------------------
Michael J. Levy, M.D.                        Director

/s/Sarason D. Liebler
------------------------------------
Sarason D. Liebler                           Director

/s/Patricia M. McShane
------------------------------------
Patricia M. McShane, M.D.                    Director

/s/Aaron S. Lifchez
------------------------------------
Aaron S. Lifchez, M.D.                       Director

/s/Lawrence J. Stuesser
------------------------------------
Lawrence J. Stuesser                         Director

/sElizabeth E. Tallett
------------------------------------
Elizabeth E. Tallett                         Director